EXHIBIT 3.2

                                                    Colorado Secretary of State
                                           Date and Time:  05/03/2006  10:15 AM
                                                         Id Number: 19891063727

                                                   Document number: 20061205953


ABOVE SPACE IS FOR OFFICE USE ONLY

                               ARTICLES OF AMENDMENT

 Filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado Revised
                                Statutes (C.R.S.)

ID number:  19891063727

1. Entity name: San Juan Financial, Inc.

2. New Entity name: Epic Capital Group, Inc.

3. None

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires
                                                      -----------------
                                                         (mm/dd/yyyy)
        OR

7. Delayed effective date: (mm/dd/yyyy)

8. Name(s) and address of the individual causing the document to be delivered for filing:
                                       Hart          William            T.
                                    ------------------------------------------
                                      (Last)         (First)        (Middle)

                                               1624 Washington Street.
                                    ------------------------------------------
                             (Street name and number or Post Office information)

                                      Denver      CO          80203
                                    ------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)

                                                               United States
                                    ----------------------    -----------------
                                (Province - if applicable) (Country - if not US)

                        ATTACHMENT TO ARTICLES OF AMENDMENT


ID Number: 19891063727 (and 20061134196)


      Article I is amended to read as follows:

            The name of the Corporation is Epic Capital Group, Inc.

            The first paragraph of Article IV is amended to read as follows:

            The aggregate number of shares which this Corporation shall have authority to issue is 100,000,000 shares of common stock, no par value; and 10,000,000 shares of preferred stock, no par value. The preferred shares may be issued in one or more series at the discretion of the Board of Directors. In establishing any series of preferred stock the Board of Directors shall give the series a designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions of the series.

                                                    Colorado Secretary of State
                                           Date and Time:  12/05/2006  02:37 PM
                                                         Id Number: 19891063727

                                                   Document number: 20061495369


ABOVE SPACE IS FOR OFFICE USE ONLY

                               ARTICLES OF AMENDMENT

 Filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado Revised
                                Statutes (C.R.S.)

ID number:  19891063727

1. Entity name: Epic Capital Group, Inc.

2. New Entity name: Epic Energy Resources, Inc.

3. None

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires
                                                      -----------------
                                                         (mm/dd/yyyy)
        OR

7. Delayed effective date: (mm/dd/yyyy)

8. Name(s) and address of the individual causing the document to be delivered for filing:
                                          Hart
                                      Hart          William            T.
                                    ------------------------------------------
                                      (Last)         (First)        (Middle)

                                               1624 Washington Street.
                                    ------------------------------------------
                             (Street name and number or Post Office information)

                                      Denver      CO          80203
                                    ------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)

                                                               United States
                                    ----------------------    -----------------
                                (Province - if applicable) (Country - if not US)